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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2000


                            EAGLE FOOD CENTERS, INC.
             (Exact name of registrant as specified in the charter)

                         Commission File Number 0-17871

            DELAWARE                                     36-3548019
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS                    61264
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (309) 787-7700


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         The Company filed a Voluntary Petition under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware on February 29, 2000. The Company's First Amended Reorganization Plan (the "Plan") was confirmed by the Court on July 7, 2000. The Plan was consummated on August 7, 2000. On August 9, 2000, the Company issued a press release announcing consummation of the Plan. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Report by reference. A summary of the material terms of the Plan is contained in the Company's Current Report on Form 8-K filed with the Commission on July 24, 2000 (the "July 24 Report"). A copy of the Plan was attached as Exhibit 2.1 to the July 24 Report."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits:

                           2.1 Order Pursuant to 11 U.S.C. Sections 105 and 1127(b) Allowing Non-Material, Technical Modification to First Amended Reorganization Plan of Eagle Food Centers, Inc.

                           4.1 Indenture between Eagle and U.S. Bank Trust National Association, as Trustee, governing the 11% Senior Notes

                           4.2      Form of 11% Senior Notes (included in
                                    section 202 of Exhibit 4.1 above)

                           10.1 Escrow Agreement between Eagle and U.S. Bank Trust National Association

                           10.2     Senior Secured Credit Facility with
                                    Congress Financial Corporation

                           99.1     Press Release dated August 9, 2000
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EAGLE FOOD CENTERS, INC.
                                           (Registrant)


                                           By: /s/ S. Patric Plumley
                                           ----------------------------
                                           S. Patric Plumley
                                           Senior Vice President-
                                           Chief Financial Officer and Secretary

Dated: August 17, 2000

                                INDEX TO EXHIBITS

           2.1 Order Pursuant to 11 U.S.C. Sections 105 and 1127(b) Allowing Non-Material,
                    Technical Modification to First Amended
                    Reorganization Plan of Eagle Food Centers,
                    Inc.

           4.1      Indenture between Eagle and U.S. Bank
                    Trust National Association, as Trustee,
                    governing the 11% Senior Notes

           4.2      Form of 11% Senior Notes (included in
                    section 202 of Exhibit 4.1 above)

           10.1     Escrow Agreement between Eagle and U.S.
                    Bank Trust National Association

           10.2     Senior Secured Credit Facility with
                    Congress Financial Corporation

           99.1     Press Release dated August 9, 2000